UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2023

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Audit Committee (the “Committee”) of the Board of Directors of NAPCO Security Technologies, Inc. (the “Company”) recently concluded a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. The Committee invited several top public accounting firms to participate in this process, including Baker Tilly US, LLP (“Baker Tilly”), the Company’s, independent registered public accounting firm for the fiscal year ended June 30, 2023. As a result of this process, on November 2, 2023, the Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s, independent registered public accounting firm for the fiscal year ending June 30, 2024, subject to the execution of an engagement letter. The effective date of Deloitte’s appointment (“Effective Date”) will be immediately following the filing of the Company’s Form 10-Q for the quarter ending September 30, 2023. As previously reported, the Committee dismissed Baker Tilly as the Company’s independent registered public accounting firm as of the Effective Date.

During the two most recent fiscal years and the subsequent interim period through the date of Deloitte’s appointment, the Company has not consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matter set forth an Item 304 (a)(2)(i) or (ii) of regulation S-K.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

10 4	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: November 3, 2023	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Executive Vice President and Chief Financial Officer